ventro™

August 2001

Safe Harbor Statement

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Information in this presentation regarding Ventro's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. These potential risks and uncertainties could cause actual results to differ from those contained in the forward-looking statements. These risks and uncertainties include, without limitation, Ventro's ability to integrate the operations and personnel of NexPrise, develop a viable technology and service offering, retain current customers and secure new customers in a number of industries, reduce its operating expenses and avoid the delisting of its common stock from the Nasdaq Stock Market. These and other risk factors are described in detail in the company's filings with the Securities and Exchange Commission.

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Ventro History

Pioneer B2B Company

Built Chemdex

Built and serviced leading B2B marketplaces

B2B Veteran

Concluded that the true value of B2B is in collaborative commerce

Today

Withdrew from marketplace business

Acquired key assets of Industria Solutions

Acquired NexPrise

NexPrise History

- *Founded in 1997 as a venture between the Department of Defense and Lockheed Martin*
- *Built market-leading solution for collaborative commerce, including collaborative product development, complex procurement, and program management*
- *Signed blue-chip customers*

Ventro NexPrise

- *Large and growing market opportunity*
- *Strong product*
- *Proven success with blue-chip customer base*
- *Growing revenue*
- *Seasoned management*
- *Short path to profitability*

Mission Statement

To be the leading provider of collaborative solutions from product design to complex procurement that enable companies to speed time-to-market, reduce costs, and improve quality

Ex: Sourcing a Heat Exchanger


Design
Procure
Construct
Owner / Operator
EPC
Supplier
Conceptual Design
Authorize Project
Review
Review
Pay
Production Design
Preliminary Design
Authorization Estimate
Bid Package
Bid Award
Review and Approval
Receipt and Inspect
Receive PO
Design Review Budget Quote
Design Review / Bid Quote
Ship and Invoice
Approval Drawings

Total Cycle Time: 80 to 100 weeks

Source: DuPont, Flour Daniel, JBEK (BE&K and Kvaerner JV), Ventro Corporation

Current Problem

Companies waste billions because collaboration among multiple parties within and between organizations is inefficient:

- lengthy feedback cycles
- dispersed, inaccurate information
- limited visibility into actions of customers, partners, and suppliers

Ventro NexPrise Solution



Design
Procure
Construct
Owner / Operator
EPC
Supplier
Conceptual Design
Authorize Project
Review
Review
Pay
Collaborative Product Development
Complex Procurement
Review and Approval
Receipt and Inspect
Program Management
Ship and Invoice
Approval Drawings

Total cycle time: 55 to 70 weeks
Lower cost and improved quality

Source: DuPont, Flour Daniel, JBEK (BE&K and Kvaerner JV), Ventro Corporation

Collaborative Product Development Solution

- Secure virtual workspaces allow real-time and asynchronous collaboration
- Document viewers and markup tools allow electronic exchange of ideas
- Workflow tools speed approvals
- Threaded discussion logs capture decisions and thought processes


"Let's use 1/4" steel so we don't have to reinforce this section" -- KM Auto
"If we use 1/4" steel, we will only need 4 bolts." -- JCS Seats

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Complex Procurement Solution

- Rapid RFQ/RFP/PO generation from design documents
- Workflow rules ensure company policies are followed
- Collaboration tools facilitate bid package question and answer
- Bid tabulation tools facilitate comparison of multiple bids



NexPrise - iProcurement RFQ - Netscape
File Edit View Go Communicator Help
NexPrise Powered
MinivanInterior
Minivan Interior Procurement
Minivan Interior P... : [Untitled]
Header | Attachments | Suppliers | Line Items
Select Filter
Save | Save As | Route | Send | Report | Cancel
RFQ Reference Number: R-3318-6806
RFQ Title:
Enter the Title for your RFQ: *required
DX123 Minivan Seats RFQ
Enter your RFQ Tracking #:
DX123-MV-Seats-012301
RFQ Due Date and Time: *required
Enter the Date by which you need a quote:
2001
01
31
YYYY/MM/DD
00:00
Specify Currency for the line items: *required
USD
What is the Bid Type? *required
Sealed Bid - you cannot view Bid responses until the RFQ is unsealed the at due date and time.
Open Bid - you can view Bid responses as soon as it is posted.
What is the Type of RFQ? *required
Firm Fixed Price (FFP)
Fixed Price Incentive (FPI)
Cost Plus Fixed Fee (CPFF)
Cost Plus Award Fee (CPAF)
Cost Plus Incentive Fee (CPIF)
Cost Sharing
Time and Material (T&M)
Level Of Effort (LOE)
Cooperative Agreements
Instructions:
Instructions may include: ship-to address, shipping terms, shipping method, payment terms, etc.
Please see attachment for shipping details.
Who will supply the following:
Not Specified
Customer
Supplier
Product Design/Service Requirements
Material
Tooling
Yahoo! - Netscape
FW: clothes - Inb...
NexPrise - iProc...
Microsoft PowerP...
Microsoft Excel - ...

Program Management Solution

- Secure electronic vault stores documents centrally to ensure data integrity
- Automatic notifications alert users of important new information
- Project tracking tools monitor progress toward project completion



Vault Quick Browser for Project Area - 'Bracket' - Netscape
PROJECT: Bracket
VAULT: Documents
Show All Documents (34)
Documents (17)
Conceptual (1)
Preliminary (0)
FormalReports (0)
Reporting (0)
Drafts-in-Work (2)
Presentations (0)
Requirements (1)
Specifications (2)
Company-Specific (1)
Design_Specifications (1)
Drafting_Standard (0)
Mil-Stds (1)
Standard_Contracting (1)
Terms_and_Conditions (0)
Structural (0)
Testing (3)
Vibration (0)
Name
Date
Author
Type
Dave's test upload file
DemoPages
Design Phase 1 Requirements
LAC Specifications 0170
LAC Specifications 3326
PkZip for Solaris
Scenario for LMVS
Sheetmetal spec
template
Test Document
Test document
Test upload
test2
Detailed Document Information
View
Download
Name
Design Phase 1 Requirem
Author
varma
09/06/1997 02:02:09 PDT
Type
MSWord
Revision
1.0
Revision Notes
1536 bytes

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BOEING

Boeing Rocketdyne

Problem:

Boeing Rocketdyne needed to to design and build a new rocket combustion chamber with a team of over 100 suppliers and partners from across the country

Solution:

Boeing Rocketdyne used Ventro NexPrise's solution and:

- Reduced design time from 2 years to 1 year
- Reduced manufacturing cycle time from two years to nine months
- Created breakthrough design that reduced the number of parts from hundreds to six
- Eliminated almost all travel

"The results we achieved using [the Ventro NexPrise solution] represent not an evolutionary, but rather a revolutionary change in the way we can conduct business in the future."

Dr. Robert Carman
Program Manager, Advanced Propulsion

Sikorsky Aircraft

Problem:

Sikorsky Aircraft needed to design and build a new RAH-66 COMANCHE helicopter for the U.S. Army with a team of over 300 people

Solution:

Boeing Rocketdyne used Ventro NexPrise's solution and:

- Reduced time to market by 40%
- Reduced preliminary design time by 30%
- Increased innovation in design process

"We view the [Ventro] NexPrise solution as an integral part of Sikorsky's advanced design process."

Dr. Joe Goldberg
Manager, Advanced Processes
Sikorsky Aircraft Corporation

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Lockheed Martin

LOCKHEED MARTIN

Problem:

Lockheed Martin Missiles Fire and Control Systems needed to coordinate its supply chain across 75 suppliers and customers when designing and producing launch systems for small and medium sized payloads

Solution:

Boeing Rocketdyne used Ventro NexPrise's solution and:

- Reduced procurement costs by 10%
- Reduced procurement cycle time by 70%
- Reduced change cycle time by 50%
- Reduced bidding and supplier selection time by 66%
- Saved millions over the life of the project

> *"[Ventro NexPrise] significantly enhances our ability to bring products to market at lower cost and ahead of schedule."*

Roger Moorhead
Materials Program Manager
Lockheed Martin Missiles Fire and Control Systems

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Satisfied Customers

BOEING

MAGNA
A Fair Enterprise Corporation

TRELLEBORG

Sikorsky
A United Technologies Company

LOCKHEED MARTIN

DRIVE TEK
ALL-DRIVE SYSTEMS

GM General Motors

Rolls-Royce

THE Budd COMPANY
A ThyssenKrupp Automotive Company

invensys

Orbital

TeleCentric®
Collaborative Solutions for Telecom

PPG Industries, Inc.

trend
TECHNOLOGIES, INC.

The Market for Collaborative Solutions is Large and Growing



U.S. Market Size ($M)
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2001
2002
2003
2004
2005
58% CAGR

*Source: AMR Research, Inc. Strategic Sourcing Gets an "E". December 2000

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Competitive Landscape


Full
Value Chain
Collaboration
Traditional
Functional
Collaboration
Traditional
Server Based
Application
Agile
Ventro NexPrise
Matrix One
PTC Project Link
PTC Windchill
Oracle PDX
SAP PLM
SAP PLM
Primavera
i2 SRM
Product Data Management
Collaborative Solutions
Collaborative Product Development
Complex Procurement
Program Management
Direct Materials Sourcing

The Go-to-Market Strategy

- Sell to customers in the four markets where there is the largest unmet need, there are common sourcing processes, and where Ventro's solution is most applicable:
  - automotive
  - aerospace
  - high technology
  - process manufacturing

- Price on a monthly, per-seat subscription basis
  - recurring revenue model
  - predictable revenue model
  - low customer barriers to adoption
  - subscription renewal rate is 89%*

* Subscription renewal rate is 89% for customers under long-term contract and still in existence.

Financial Information

As of June 30:

- Cash and equivalents of over $60 million
- Book value of $1.19 per outstanding share
- Other investments with book value of $6.2 million and greater potential value

After impact of NexPrise transaction:

- Cash and equivalents of over $40 million
- Recurring operating cash burn of less than:
  - $7 million in Q3 2001
  - Expect to reduce each following quarter
- Cash break-even by end of Q4 2002

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Seasoned Management Team

Name	Position	Experience
David Perry	CEO	Ventro, Co-Founder Virogen, Founder ExxonMobil, Operations Manager
Ted Drysdale	President	NexPrise, CEO PTC, SVP Visualization and CSM Objectlogic, Co-Founder and CEO
David Zechnich	CFO	Xoriant, CFO PricewaterhouseCoopers, Partner
Varma Kunaparaju	VP Engineering	NexPrise, VP Engineering Palo Alto Research Lab, Architect
John Lynch	VP Sales and Services	NexPrise, VP Sales and Services PTC, VP Sales

ventro™